UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

Fulton Bancshares Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	33-85626	25-1598464
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

100 Lincoln Way East, McConnellsburg, Pennsylvania		17233
(Address of principal executive offices)		(Zip Code)

(717) 485-3144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FULTON BANCSHARES CORPORATION

CURRENT REPORT ON FORM 8-K

ITEM 8.01 Other Events

On May 15, 2006, Fulton Bancshares Corporation mailed the attached letter to their shareholders in connection with the mailing of the Fulton Bancshares Corporation Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2006.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Letter to shareholders dated May 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FULTON BANCSHARES CORPORATION.

Date: May 15, 2006	By:	/s/ George W. Millward

Title: Interim President and Chief Executive Officer